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                                                               EXHIBIT 10.10 (C)

                       FIRST AMENDMENT TO TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                          CABOT OIL & GAS CORPORATION

         THIS FIRST AMENDMENT, dated as of the fifteenth day of August, 1991, by and between Fidelity Management Trust Company (the "Trustee") and Cabot Oil & Gas Corporation (the "Sponsor");

                                  WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated June 1, 1991, with regard to the Cabot Oil & Gas Savings Investment Plan (the "Plan"); and

         WHEREAS, Cabot Corporation, a Delaware corporation, is a former affiliate of the Sponsor and the Sponsor hereby represents that Cabot Corporation is not a "party in interest" to the Plan (for purposes of ERISA); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

         Now therefore, in consideration of the above premises the trustee and the Sponsor hereby amend the trust agreement by:

         (1)     Amending Schedule "G", Sponsor Stock, to read as follows:

                 Exchanges from Sponsor Stock to Mutual Funds

                 Participants who wish to exchange out of Sponsor Stock into mutual funds may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous business day if the 15th is not a business day).

                 The Sponsor Stock is sold within two (2) business days and the subsequent purchase into mutual funds will take place five (5) business days after the sale date. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity. Orders for sales of Sponsor Stock must indicate the security to be sold and must be share specific.

         (2)     Adding a Section 4(c)(iii)(C) as follows:

                 (C) Sales to Cabot Corporation. The Trustee may sell Sponsor Stock to Cabot Corporation, as hereby directed by the Sponsor, if the sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is changed. For the purposes of this Section 4(c)(iii)(C), "Sponsor Stock" shall mean only Cabot Corporation common stock.

                          (i)   Prior to the sale of any shares of Sponsor
Stock on the open market, the Trustee shall first offer to sell such shares to Cabot Corporation at the average of the high and low price, on the date that the shares would have been sold on the open market, as such average price shall be reported on the New York Stock Exchange Composite Transaction List. Any such offer to Cabot Corporation by the Trustee shall be nonassignable.

                          (ii)   The Trustee shall notify Cabot Corporation by
1:00 p.m. (eastern standard time "EST") of any shares of Sponsor Stock available for sale on the day following the close of the calling window for Sponsor Stock as detailed on Schedule "G" (the 15th or previous business day if the 15th is not a business day or the day a

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withdrawal is scheduled to be processed).  If the Trustee is unable to determine, by 1:00 p.m. EST (on the day following the close of the calling window or the day a withdrawal is scheduled to be processed), the number of shares of Sponsor Stock available for sale, such offer to Cabot Corporation shall be postponed and offered by 1:00 p.m. EST on the following business day. This notification shall be via telephone, confirmed via facsimile transmission. Cabot Corporation shall respond to the Trustee, in writing via facsimile transmission, by 2:00 p.m. EST, on the day such offer is received, if Cabot Corporation is to accept the offer. The offer to sell to Cabot Corporation shall lapse if not accepted by Cabot Corporation by the 2:00 p.m. EST deadline. Upon notification by Cabot Corporation to the Trustee that it accepts the Trustee's offer, the Trustee and Cabot Corporation shall have a binding agreement to sell and purchase, respectively, such shares of Sponsor Stock.
In all cases, Sponsor Stock shall be sold within two (2) business days from the close of the calling window or on the day a withdrawal is scheduled to be processed.

                 (iii) Cabot Corporation shall wire funds, equal to the purchase price, in accordance with this Section 4(c)(iii)(C) to the Trustee on the fifth business day following the trade date. The Trustee shall transfer the shares of Sponsor Stock sold to Cabot Corporation on the day that such funds from the sale are received by the Trustee.

                 (iv) Cabot Corporation's representatives for purposes of this Section 4(c)(iii)(C) shall be J. Scott Esler, Cheryl L. McIntosh, Jason P. Smith or John D. Curtin, Jr., or such other person or persons as Cabot Corporation shall designate in writing from time to time.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

CABOT OIL & GAS CORPORATION                    FIDELITY MANAGEMENT
                                               TRUST COMPANY


By /s/ ROGER J. KLATT 10/18/91                 By /s/ CLARE S. RICHER    11/6/91
  ----------------------------                    ------------------------------
                          Date                    Senior Vice President     Date

                      SECOND AMENDMENT TO TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                          CABOT OIL & GAS CORPORATION

         THIS SECOND AMENDMENT, dated as of the fifteenth day of August, 1991, by and between Fidelity Management Trust Company (the "Trustee") and Cabot Oil & Gas Corporation (the "Sponsor");

                                  WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated June 1, 1991, with regard to the Cabot Oil & Gas Savings Investment Plan (the "Plan"); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

         Now therefore, in consideration of the above premises the TRUSTEE and the Sponsor hereby amend the trust agreement by:

         (1) Amending Schedule "A", by adding a ninth money classification entitled: "ESOP."

         (2) Adding the following sentence to the end of Section 4(c)(iii) Execution of Purchases and Sales:

                          No purchase or sale of Sponsor Stock, including reinvestment of dividends, will be allowed into or out of the ESOP money classification. Sponsor Stock may only be sold from the ESOP money classification due to a total withdrawal of the participant's account from the Plan.

         (3) Amending Schedule "G" by adding the following at the end of Exchanges from Sponsor Stock to Mutual Funds:

                          No exchanges of Sponsor Stock will be allowed from the ESOP money classification.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

CABOT OIL & GAS CORPORATION                    FIDELITY MANAGEMENT
                                               TRUST COMPANY


By /s/ ROGER J. KLATT 8/21/91                  By /s/ CLARE S. RICHER     9/5/91
   --------------------------                    -------------------------------
                        Date                     Senior Vice President      Date

                       THIRD AMENDMENT TO THE TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                          CABOT OIL & GAS CORPORATION

         THIS THIRD AMENDMENT, dated as of the first day of July, 1993, by and between Fidelity Management Trust Company (the "Trustee") and Cabot Oil & Gas Corporation (the "Sponsor");

                                  WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated June 1, 1991, with regard to the Cabot Oil & Gas Savings Investment Plan (the "Plan"); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises the TRUSTEE and the Sponsor hereby amend the trust agreement by:

         (1) Amending Schedules "A" and "C" to reflect the addition of the following plan investment options:

                          Fidelity Asset Manager
                          Fidelity Asset Manager:  Growth
                          Fidelity Asset Manager:  Income



         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Third Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

CABOT OIL & GAS CORPORATION             FIDELITY MANAGEMENT
                                        TRUST COMPANY


By /s/ ROGER J. KLATT  3/25/93          By  /s/ JOHN P. OREILLY, JR.     4/26/93
  ----------------------------            --------------------------------------
                          Date             Senior Vice President            Date

                      FOURTH AMENDMENT TO TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                          CABOT OIL & GAS CORPORATION

         THIS FOURTH AMENDMENT, dated as of the first day of November, 1993, by and between Fidelity Management Trust Company (the "Trustee") and Cabot Oil & Gas Corporation (the "Sponsor");

                                  WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated June 1, 1991, with regard to the Cabot Oil & Gas Savings Investment Plan (the "Plan"); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises the TRUSTEE and the Sponsor hereby amend the trust agreement by:

         (1) Amending and restating the Sponsor Stock section of the Telephone Exchange Procedures, Schedules "G", as follows:

                                 Sponsor Stock

         Exchanges from Sponsor Stock to Mutual Funds

         Sponsor Stock exchanges are processed on a monthly cycle. Participants who wish to exchange out of Sponsor Stock into a mutual fund may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous business day if the 15th is not a business day).

         The Sponsor Stock is sold on the 16th (or next business day if the 16th is not a business day) and the subsequent purchase into mutual funds will take place five (5) business days after the sale date.
         This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity. Orders for sales of Sponsor Stock must be share specific.

         Exchanges from Mutual Funds to Sponsor Stock

         Participants who wish to exchange out of a mutual fund into Sponsor Stock may call between the 1st and the 15th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 15th (or previous business day if the 15th is not a business day).

         Mutual fund shares are sold on the 15th of the month (or the previous business day if the 15th is not a business day) and the Sponsor Stock is purchased within two (2) business days after the date on which the mutual fund shares are sold.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

CABOT OIL & GAS CORPORATION              FIDELITY MANAGEMENT
                                         TRUST COMPANY


By  /s/ GILLIAN L. PAYNE   10/13/93      By  /s/ JOHN P. OREILLY, JR.   10/20/93
  ---------------------------------         ------------------------------------
                               Date         Senior Vice President           Date

                       FIFTH AMENDMENT TO TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                          CABOT OIL & GAS CORPORATION

         THIS FIFTH AMENDMENT, dated as of the first day of February, 1994, by and between Fidelity Management Trust Company (the "Trustee") and Cabot Oil & Gas Corporation (the "Sponsor");

                                  WITNESSETH:

         WHEREAS, the Trustee and the Sponsor hereby entered into a trust agreement dated June 1, 1991, with regard to Cabot Oil & Gas Savings Investment (the "Plan"); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

         (1)     Amending Section 4(b) in its entirety as follows:

                          (b) Available Investment Options.The Named Fiduciary shall direct the Trustee as to what investment options Plan participants may invest in as indicated on Schedule "C" attached hereto, subject to the terms of the Plan and to the following limitations. The Named Fiduciary may determine to offer as investment options only (i) securities issued by the investment companies advised by Fidelity Management & Research Company ("Mutual Funds"), (ii) equity securities issued by Cabot Corporation ("Cabot Stock"), (iii) Equity securities of the Sponsor or an affiliate of the Sponsor which are publicly traded and which are "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA ("Sponsor Stock") and (iv) notes evidencing loans to Plan participants in accordance with the terms of the Plan.

         (2) Amending the first paragraph in Section 4(e) in its entirety as follows:

                          (e) Sponsor Stock and Cabot Stock. Trust investments in Cabot Stock and Sponsor Stock shall be subject to the following limitations:

         (3) Amending Sections 4(e)(i), 4(e)(ii), 4(e)(iii)(A) and (B) to add "and Cabot Stock" in each place after the term "Sponsor Stock" appears.

         (4) Amending Section 4(e)(iii)(C) to replace the term "Sponsor Stock" with the term "Cabot Stock" and deleting the last sentence in the first paragraph of Section 4(e)(iii)(C).

         (5) Amending Sections 4(e)(v), 4(e)(vi), 4(e)(vii) and 4(e)(viii) to add "and Cabot Stock" in each place after the term "Sponsor Stock" appears.

         (6) Amending the Annual Participant Fee on Schedule "B" to read as follows:

                 TO BE EFFECTIVE JANUARY 1, 1994:
                 Annual Participant Fee            $88.50 per participant*,
                                                   subject to a $39,500 per year
                                                   minimum, billed and payable
                                                   quarterly.

                 TO BE EFFECTIVE JANUARY 1, 1995:
                 Annual Participant Fee            $152.00 per participant*,
                                                   subject to a $68,500 per year
                                                   minimum, billed and payable
                                                   quarterly.

         (7) Amending and restating the Sponsor Stock section of the Telephone Exchange Procedures, Schedule "G", as follows:

                                 Sponsor Stock

                 Exchanges From Sponsor Stock/Cabot Stock to Mutual Funds

                 Sponsor Stock exchanges are processed on a monthly cycle. Participants who wish to exchange out of Sponsor Stock into a mutual fund may call between the 1st and the 14th of the month. No calls will be accepted after 4 p.m. (EST) on the 14th (or previous business day if the 14th is not a business day).

                 The Sponsor Stock is sold on the 15th (or next business day if the 15th is not a business day) and the subsequent purchase into mutual funds will take place five (5) business days after the sale date. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity. Orders for sales of Sponsor Stock must be share specific.

                 Exchanges from Mutual Funds to Sponsor Stock

                 Participants who wish to exchange out of a mutual fund into Sponsor Stock may call between the 1st and the 14th of the month. No calls will be accepted after 4 p.m. (EST) on the 14th (or the previous business day if the 14th is not a business day).

                 Mutual fund shares are sold on the 14th of the month (or the previous business day if the 14th is not a business day) and the Sponsor Stock is purchased within two(2) business days after the date on which the mutual fund shares are sold.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fifth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

CABOT OIL & GAS CORPORATION               FIDELITY MANAGEMENT
                                          TRUST COMPANY

By  /s/ JOHN U. CLARKE                    By  /s/ JOHN P. OREILLY, JR.    2/9/94
  --------------------------                 -----------------------------------
                        Date                 Senior Vice President          Date





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